Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In Re:	Chapter 11 Case No.

Northwest Airlines Corporation, et. al.	05-17930 (ALG)

Debtors	(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR THE PERIOD

FROM DECEMBER 1, 2005 TO DECEMBER 31, 2005

DEBTOR’S ADDRESS:	NORTHWEST AIRLINES CORPORATION
2700 LONE OAK PARKWAY
EAGAN, MN 55121-1534

DEBTOR’S ATTORNEY:	CADWALADER, WICKERSHAM & TAFT LLP
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281

(in thousands)
CONSOLIDATED MONTHLY DISBURSEMENTS:	$1,109,940

CONSOLIDATED MONTHLY OPERATING PROFIT (LOSS):	$(80,163)

REPORT PREPARER:	NORTHWEST AIRLINES CORPORATION (DEBTOR-IN-POSSESSION)

The undersigned, having reviewed the attached report and being familiar with the Debtor’s financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: February 28, 2006	/s/ Anna M. Schaefer
Anna M. Schaefer
Vice President - Finance and Chief Accounting Officer
(principal accounting officer)
2700 Lone Oak Parkway
Eagan, Minnesota 55121-1534
(612) 726-2111

Indicate if this is an amended statement by checking here: AMENDED STATEMENT

NORTHWEST AIRLINES CORPORATION

(DEBTOR-IN-POSSESSION)

Northwest Airlines Corporation

(Debtor-in-Possession)

for the month ended December 31, 2005

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in millions)

Operating Revenues
Passenger	$685
Regional carrier revenues	110
Cargo	77
Other	97
Total operating revenues	969

Operating Expenses
Salaries, wages and benefits	257
Aircraft fuel and taxes	247
Selling and marketing	60
Aircraft maintenance materials and repairs	75
Other rentals and landing fees	46
Depreciation and amortization	52
Aircraft rentals	23
Regional carrier expenses	128
Other	161
Total operating expenses	1,049

Operating Income (Loss)	(80)

Other Income (Expense)
Interest expense, net	(50)
Investment income	10
Reorganization items, net	(902)
Other, net	(9)
Total other income (expense)	(951)

Income (Loss) Before Income Taxes	(1,031)

Income tax expense (benefit)	1

Net Income (Loss)	$(1,032)

The accompanying notes are an integral part of these unaudited consolidated financial statements. The above financial statement includes the operating results of certain non-debtor entities. Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation

(Debtor-in-Possession)

as of December 31, 2005

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited, in millions)

Assets

Current Assets
Cash and cash equivalents	$684
Unrestricted short-term investments	578
Restricted cash, cash equivalents and short-term investments	600
Accounts receivable, net	592
Flight equipment spare parts, net	136
Prepaid expenses and other	403
Total current assets	2,993

Property and Equipment
Flight equipment, net	7,394
Other property and equipment, net	753
Total property and equipment	8,147

Flight Equipment Under Capital Leases, net	100

Other Assets
Intangible pension asset	363
International routes	634
Investments in affiliated companies	41
Other	805
Total other assets	1,843
Total Assets	$13,083

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Air traffic liability	$1,586
Accounts payable and other liabilities	1,119
Current maturities of long-term debt and capital lease obligations	85
Total current liabilities	2,790

Long-Term Debt	1,085

Deferred Credits and Other Liabilities
Long-term pension and postretirement health care benefits	292
Other	102
Total deferred credits and other liabilities	394

Liabilities Subject to Compromise	14,162

Preferred Redeemable Stock	280

Common Stockholders’ Equity (Deficit)
Common stock	1
Additional paid-in capital	1,500
Accumulated deficit	(4,548)
Accumulated other comprehensive income (loss)	(1,568)
Treasury stock	(1,013)
Total common stockholders’ equity (deficit)	(5,628)
Total Liabilities and Stockholders’ Equity (Deficit)	$13,083

The accompanying notes are an integral part of these unaudited consolidated financial statements. The above financial statement includes the operating results of certain non-debtor entities. Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation

(Debtor-in-Possession)

for the month ended December 31, 2005

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited, in millions)

Cash Flows from Operating Activities
Net income (loss)	$(1,032)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	52
Pension and other postretirement benefit contributions less than expense	60
Changes in certain assets and liabilities	(75)
Reorganization items	902
Other, net	(6)
Net cash provided by (used in) operating activities	(99)

Cash Flows from Reorganization Activities
Net cash provided by (used in) reorganization activities	(1)

Cash Flows from Investing Activities
Capital expenditures	(24)
Decrease (increase) in restricted cash, cash equivalents and short-term investments	(150)
Net cash provided by (used in) investing activities	(174)

Cash Flows from Financing Activities
Payments of long-term debt and capital lease obligations	(50)
Net cash provided by (used in) financing activities	(50)

Increase (Decrease) in Cash and Cash Equivalents	(324)

Cash and cash equivalents at beginning of period	1,008
Cash and cash equivalents at end of period	$684

Cash and cash equivalents and unrestricted short-term investments at end of period	$1,262

Supplemental Cash Flow Information:
Interest paid	$68

Investing and Financing Activities Not Affecting Cash:
Manufacturer financing of aircraft, aircraft pre-delivery deposits and other non-cash transactions	$(49)

The accompanying notes are an integral part of these unaudited consolidated financial statements. The above financial statement includes the operating results of certain non-debtor entities. Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation

(Debtor-in-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The condensed consolidated financial statements of Northwest Airlines Corporation (“NWA Corp.”), a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc. (“Northwest”), include the accounts of NWA Corp. and all consolidated subsidiaries (collectively, the “Company”).  The condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes included in the Company’s Form 10-Q for the quarter ended September 30, 2005, and the Company’s audited consolidated financial statements, which are provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  The Company’s accounting and reporting policies are summarized in “Note 1 – Summary of Significant Accounting Policies” in the Annual Report on Form 10-K for 2004.

As discussed in Note 2, on September 14, 2005 (the “Petition Date”), Northwest Airlines Corporation and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Subsequently, on September 30, 2005, NWA Aircraft Finance, Inc., an indirect subsidiary of NWA Corp., also filed a voluntary petition for relief under Chapter 11.  The Bankruptcy Court is jointly administering these cases under the caption “In re Northwest Airlines Corporation, et al., Case No. 05-17930 (ALG)”.  Accordingly, the accompanying condensed consolidated financial statements have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code (“SOP 90-7”), and on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of post-petition liabilities in the ordinary course of business.  In accordance with SOP 90-7, the financial statements for the periods presented distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the Company.

The Company maintains a Web site at http://www.nwa.com.  Annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, all amendments to those reports and other information about the Company are available free of charge through this Web site at http://ir.nwa.com as soon as reasonably practicable after those reports are electronically filed with or furnished to the SEC.  For information or questions concerning the Company’s Chapter 11 restructuring see: http://www.nwa-restructuring.com.

In the opinion of management, the interim financial statements reflect adjustments, consisting of normal recurring accruals, unless otherwise noted, which are necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods indicated.

The Company’s results of operations for interim periods are not necessarily indicative of the results for an entire year due to seasonal factors as well as competitive and general economic conditions.  The Company’s second and third quarter operating results have historically been more favorable due to increased leisure travel on domestic and international routes during the spring and summer months.

The Company believes that the material risks and uncertainties that could affect the outlook of an airline operating in the global economy include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to develop, confirm and consummate a plan of reorganization with respect to the Chapter 11 proceedings, risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to obtain and maintain normal terms with vendors and service providers, the Company’s ability to maintain contracts that are critical to its operations, the ability of the Company to realize assets and satisfy liabilities without substantial adjustments and/or changes in ownership, the potential adverse impact of the Chapter 11 proceedings on the Company’s liquidity or results of operations, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the aftermath of the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuation, inflation and other factors discussed herein.  Additional information with respect to these factors and these and other events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Note 2 – Voluntary Reorganization Under Chapter 11

On September 14, 2005, Northwest Airlines Corporation and 12 of its direct and indirect subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York.  Subsequently, on September 30, 2005, NWA Aircraft Finance, Inc., an indirect subsidiary of NWA Corp., also filed a voluntary petition for relief under Chapter 11.  The Bankruptcy Court is jointly administering these cases under the caption “In re Northwest Airlines Corporation, et al., Case No. 05-17930 (ALG)”.  The consolidated financial statements shown herein include certain subsidiaries that did not file to reorganize under Chapter 11.  The assets and liabilities of these subsidiaries are not considered material to the consolidated financial statements.

In order to exit Chapter 11 successfully, the Company must propose, and obtain confirmation by the Bankruptcy Court of, a plan of reorganization that satisfies the requirements of the Bankruptcy Code.  A plan of reorganization would resolve, among other things, the Debtors’ pre-petition obligations and set forth the revised capital structure of the newly reorganized entity.  The Debtors have the exclusive right for 120 days from the Petition Date to file a plan of reorganization and, if they do so, 60 additional days to obtain necessary acceptance of the plan.  On January 10, 2006, pursuant to Section 1121(d) of the Bankruptcy Code, the Bankruptcy Court approved a motion filed by the Debtors to extend the deadline of the Debtors’ exclusive right to file a plan of reorganization and the deadline to obtain necessary acceptance of the plan to July 13, 2006 and September 12, 2006, respectively.

The Company intends to use the provisions of Chapter 11 to reorganize its business on a sustainable basis.  The Chapter 11 process will allow the Company to realize three major goals essential to its transformation: first, a competitive cost structure, including both labor and non-labor costs; second, a more efficient business model that will allow the Company to continue to deliver superior choice and service to its customers; and third, a strengthened balance sheet with debt and equity levels consistent with long-term profitability.

As required by the Bankruptcy Code, the United States Trustee for the Southern District of New York appointed on September 30, 2005, an official committee of unsecured creditors (the “Creditors’ Committee”).  The Creditors’ Committee and its legal representatives have a right to be heard on all matters that come before the Bankruptcy Court concerning the reorganization.  There can be no assurance that the Creditors’ Committee will support the Company’s positions, or plan of reorganization.

With the exception of the Company’s non-debtor subsidiaries, the Company continues to operate the business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and applicable court orders.  In general, as debtor-in-possession, the Company is authorized under Chapter 11 to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.  In conjunction with the commencement of the Chapter 11 case, the Debtors sought and obtained several orders from the Bankruptcy Court that were intended to enable the Debtors to operate in the normal course of business during the Chapter 11 case.  The most significant of these orders (i) authorize the Company to honor pre-petition obligations to customers, (ii) authorize the Company to honor obligations to employees for pre-petition employee salaries, wages, and benefits and (iii) permit the Debtors to operate their consolidated cash management system during the Chapter 11 case in substantially the same manner as it was operated prior to the commencement of the Chapter 11 case.

The bankruptcy filing triggered defaults on substantially all the Company’s debt and lease obligations.  Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against a debtor, including most actions to collect pre-petition indebtedness or to exercise control over the property of a debtor’s estate.  Absent an order of the Bankruptcy Court, substantially all pre-petition liabilities are subject to settlement under the plan of reorganization.

The Debtors’ rights to possess and operate certain qualifying aircraft, aircraft engines and other aircraft-related equipment that are leased or subject to a security interest or conditional sale contract are governed by a particular provision of the Bankruptcy Code that limits the effect of the automatic stay.  Section 1110 of the Bankruptcy Code (“Section 1110”) provides that unless the Debtors take certain action within 60 days after the Petition Date or such later date as is agreed by the applicable lessor, secured party, or conditional vendor, the contractual rights of such financier to take possession of such equipment and to enforce any of its other rights or remedies under the applicable agreement are not limited or otherwise affected by the automatic stay or any other provision of the Bankruptcy Code.

Under Section 365 of the Bankruptcy Code, debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including leases of real property, aircraft and aircraft engines, subject to the approval of the Bankruptcy Court and other conditions.  In general, rejection of an unexpired lease or executory contract is treated as a pre-petition breach of the lease or contract in question.  Subject to certain exceptions, this rejection relieves debtors of performing their future obligations under that lease or contract but entitles the lessor or contract counterparty to a pre-petition general unsecured claim for damages caused by the deemed breach. Due to the uncertain nature of many of the potential rejection and abandonment related claims, the Company is unable to project the magnitude of these claims with any degree of certainty at this time.

The Bankruptcy Code provides special treatment for collective bargaining agreements (“CBAs”).  In particular, Section 1113(c) of the Bankruptcy Code permits the Company to move to reject its CBAs if the Company first satisfies a number of statutorily prescribed substantive and procedural prerequisites and obtains the Bankruptcy Court’s approval of the rejection.  After bargaining in good faith and sharing relevant information with its unions, a debtor must make proposals to modify its existing CBAs based on the most complete and reliable information available at the time.  The proposed modifications must be necessary to permit the reorganization of a debtor and must provide that all the affected parties are treated fairly and equitably.  Ultimately, rejection of the CBAs is appropriate if the unions refuse to agree to a debtor’s necessary proposal “without good cause” and the Bankruptcy Court determines that the balance of the equities favors rejection.

On October 28, 2005, the Bankruptcy Court entered an order that restricts the trading of the common stock and debt interests in the Company.  The purpose of the order is to ensure that the Company does not lose the benefit of its net operating loss carryforwards (“NOLs”) for tax purposes.  Under federal and state income tax law, NOLs can be used to offset future taxable income, and thus are a valuable asset of the Debtors’ estate.  Certain trading in the Company’s stock (or debt when the Company is in bankruptcy) could adversely affect the Company’s ability to use the NOLs.  Thus, the Company obtained an order that enables it to closely monitor certain transfers of stock and claims and restrict those transfers that may compromise the Company’s ability to use its NOLs.

The Company received written notification on September 15, 2005, from NASDAQ that its common stock would be delisted in accordance with Marketplace Rules 4300, 4450(f) and IM-4300.  Effective with the opening of business on September 26, 2005, the Company’s common stock ceased trading on the NASDAQ stock market.  Once delisted, shares can still be traded in the “over-the-counter” market under the symbol NWACQ.PK.  However, the Company urges that appropriate caution be exercised with respect to existing and future investments in its common stock.  The Company currently believes that no value will be ascribed to the Company’s outstanding common stock and other equity securities in any plan of reorganization.

The New York Stock Exchange advised the Company on September 15, 2005 that trading in Northwest’s 10.5% Class D Pass Through Certificates, Series 2003-1 due April, 1, 2009, ticker symbol NWB RP09, as well as the 9 ½% Senior Quarterly Interest Bonds due August 15, 2039 (QUIBS), ticker symbol NWB, was suspended.

Note 3 – Reorganization Related Items

The condensed consolidated financial statements have been prepared in accordance with SOP 90-7 and on a going concern basis that contemplates continuity of operations, realization of assets and liquidation of post-petition liabilities in the ordinary course of business.  In accordance with SOP 90-7, the financial statements for the periods presented distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the Company.

Reorganization items recorded during the month ended December 31, 2005 consisted largely of charges related to the restructuring of aircraft financings, aircraft impairments, aircraft rejections, curtailment of pension plans, and professional fees.  Restructured aircraft lease/debt charges and aircraft rejection charges are non-cash costs that include the estimated claims resulting from the Company’s renegotiation of certain aircraft obligations and rejection of other aircraft.  Aircraft impairment charges for certain aircraft were driven by revised useful-life projections in the current fleet plan.  All claims remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, the determination as to the value of any collateral securing claims, proofs of claim and/or other events.  The charges for professional fees include only those professional fees related to the bankruptcy process.

The following table shows the post-petition reorganization related expenses (income) the Company has recognized:

(in millions)	Month ended December 31, 2005
Restructured aircraft lease/debt charges	$498
Aircraft impairment charges	153
Aircraft rejection charges	107
Pension plan curtailment	127
Professional fees	14
Other	3
Total reorganization expenses, net	$902

Note 4 – Liabilities Subject to Compromise

Liabilities subject to compromise refers to both secured and unsecured obligations that will be accounted for under a plan of reorganization, including claims incurred prior to the Petition Date.  They represent the estimated amount expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of any collateral securing claims, proofs of claim or other events.

The Debtors have endeavored to notify all of their known or potential creditors whose claims are subject to the Chapter 11 cases.  Subject to certain exceptions under the Bankruptcy Code, the Chapter 11 filings automatically stayed the continuation of any judicial or administrative proceedings or other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the time of filing on September 14, 2005.  The deadline for creditors to file proofs of claim with the Bankruptcy Court (the “Bar Date”) has not yet been determined.  A proof of claim arising from the rejection of an executory contract or an expired lease must be filed by the later of the Bar Date or thirty days from the effective date of the authorized rejection.

Differences between liability amounts the Company has estimated and future claims to be filed by its creditors will be examined by the Bankruptcy Court, which will make a final determination of the allowable claims.  The determination of how these liabilities will ultimately be treated will not be known until the Bankruptcy Court approves a plan of reorganization and the claims resolution process is complete, which may occur well after confirmation of a plan of reorganization.  The Company will continue to evaluate the amounts of these liabilities through the remainder of the Chapter 11 process.  To the extent that the Company identifies additional amounts subject to compromise, they will be recognized accordingly.  As a result, the amounts of liabilities subject to compromise are subject to change.

Subsequent to its Chapter 11 filing, the Company recorded post-petition interest expense on pre-petition obligations only to the extent it believes the interest will be paid during the bankruptcy proceeding or that it is probable that the interest will be an allowed claim.  Had the Company recorded interest expense based on its pre-petition contractual obligations, post-petition interest expense would have increased by $16.6 million during the month ended December 31, 2005.

At December 31, 2005, the Company had liabilities subject to compromise of $14.2 billion consisting of the following (in millions):

Debt, including accrued interest	$7,411
Pension, postretirement and other employee related expenses	3,948
Aircraft-related accruals and deferrals	1,455
Capital lease obligations, including accrued interest	351
Accounts payable and other liabilities	997
Total liabilities subject to compromise	$14,162

In addition to the $14.2 billion of liabilities subject to compromise itemized above, the Company’s $280 million of Preferred Redeemable Stock is also subject to compromise.  This preferred security is not presented as a liability on the Company’s Condensed Consolidated Balance Sheets due to its conversion features, as required by the provisions of SFAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.

Note 5 – Taxes and Insurance

All post-petition tax obligations have been fully paid to the proper taxing authorities when due for the current month.  Additionally, all insurance premiums have been fully paid to the proper insurance company or broker when due during the current month, and all insurance policies are in force as of December 31, 2005.

Northwest Airlines Corporation

(Debtor-in-Possession)

Detail of Disbursements By Filing Debtor Entity

for the month ended December 31, 2005

(Unaudited, in thousands)

Debtor Name	Case Number		Disbursement Total	Notes

NWA Fuel Services Corporation	05-17925	(alg)	$17,555
Northwest Aerospace Training Corp.	05-17944	(alg)	—
Northwest Airlines Holdings Corporation	05-17938	(alg)	9
NWA Inc.	05-17940	(alg)	3
Northwest Airlines, Inc.	05-17933	(alg)	1,067,455	(1)
MLT Inc.	05-17948	(alg)	24,891
Northwest Airlines Corporation	05-17930	(alg)	—	(2)
NWA Retail Sales Inc.	05-17950	(alg)	27	(2)
Montana Enterprises, Inc.	05-17952	(alg)	—	(3)
NW Red Baron LLC	05-17953	(alg)	—	(3)
Northwest Airlines Cargo, Inc.	05-17949	(alg)	—	(3)
Aircraft Foreign Sales, Inc.	05-17955	(alg)	—	(3)
NWA Worldclub, Inc.	05-17956	(alg)	—	(3)
NWA Aircraft Finance, Inc.	05-19287	(alg)	—	(2)(4)

	Total		$1,109,940

(1)           Excludes certain operating expenditures mainly at foreign stations and related primarily to customer travel.  In relation to the level of monthly disbursements, these are de minimis.  Inclusion of such amounts would not change the quarterly fee, as the amount excluding such activity for the associated debtor already exceeds the maximum threshold amount.

(2)           Company with irregular monthly disbursements.

(3)           Inactive company - no activity.

(4)           Company filed for bankruptcy on September 30, 2005.

Schedule 1

 Northwest Airlines Corporation

(Debtor-in-Possession)

for the month ended December 31, 2005

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

	Total Debtor			Northwest
	Companies	Total	Debtor to	Airlines
	Net of	Non-Debtor	Non-Debtor	Corporation
(Unaudited, in millions)	Eliminations	Companies	Eliminations	Consolidated
Operating Revenues
Passenger	$685	$—	$—	$685
Regional carrier revenues	110	—	—	110
Cargo	77	—	—	77
Other	97	5	(5)	97
Total operating revenues	969	5	(5)	969

Operating Expenses
Salaries, wages and benefits	257	—	—	257
Aircraft fuel and taxes	247	—	—	247
Selling and marketing	60	—	—	60
Aircraft maintenance materials and repairs	75	—	—	75
Other rentals and landing fees	47	—	(1)	46
Depreciation and amortization	50	2	—	52
Aircraft rentals	27	—	(4)	23
Regional carrier expenses	128	—	—	128
Other	161	—	—	161
Total operating expenses	1,052	2	(5)	1,049

Operating Income (Loss)	(83)	3	—	(80)

Other Income (Expense)
Interest expense, net	(48)	(4)	2	(50)
Investment income	11	1	(2)	10
Reorganization items, net	(902)	—	—	(902)
Other, net	(9)	1	(1)	(9)
Total other income (expense)	(948)	(2)	(1)	(951)

Income (Loss) Before Income Taxes	(1,031)	1	(1)	(1,031)

Income tax expense (benefit)	1	—	—	1

Net Income (Loss)	$(1,032)	$1	$(1)	$(1,032)

Schedule 2

Northwest Airlines Corporation

(Debtor-in-Possession)

as of December 31, 2005

CONDENSED CONSOLIDATING BALANCE SHEETS

	Total Debtor			Northwest
	Companies	Total	Debtor to	Airlines
	Net of	Non-Debtor	Non-Debtor	Corporation
(Unaudited, in millions)	Eliminations	Companies	Eliminations	Consolidated
Assets

Current Assets
Cash and cash equivalents	$652	$32	$—	$684
Unrestricted short-term investments	578	—	—	578
Restricted cash, cash equivalents, and short-term investments	589	11	—	600
Accounts receivable, net	569	23	—	592
Flight equipment spare parts, net	136	—	—	136
Prepaid expenses and other	(59)	462	—	403
Total current assets	2,465	528	—	2,993

Property and Equipment
Flight equipment, net	7,096	298	—	7,394
Other property and equipment, net	729	24	—	753
Total property and equipment	7,825	322	—	8,147

Flight Equipment Under Capital Leases, net	90	10	—	100

Other Assets
Intangible pension asset	363	—	—	363
International routes	634	—	—	634
Investments in affiliated companies	521	—	(480)	41
Other	831	(26)	—	805
Total other assets	2,349	(26)	(480)	1,843
Total Assets	$12,729	$834	$(480)	$13,083

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Air traffic liability	$1,586	$—	$—	$1,586
Accounts payable and other liabilities	1,075	44	—	1,119
Current maturities of long-term debt and capital lease obligations	64	21	—	85
Total current liabilities	2,725	65	—	2,790

Long-Term Debt	792	293	—	1,085

Deferred Credits and Other Liabilities
Long-term pension and postretirement health care benefits	292	—	—	292
Other	82	4	16	102
Total deferred credits and other liabilities	374	4	16	394

Liabilities Subject to Compromise	14,186	—	(24)	14,162

Preferred Redeemable Stock	280	—	—	280

Common Stockholders’ Equity (Deficit)
Common stock	1	14	(14)	1
Additional paid-in capital	1,500	105	(105)	1,500
Accumulated deficit	(4,548)	372	(372)	(4,548)
Accumulated other comprehensive income (loss)	(1,568)	(3)	3	(1,568)
Treasury stock	(1,013)	(16)	16	(1,013)
Total common stockholders’ equity (deficit)	(5,628)	472	(472)	(5,628)
Total Liabilities and Stockholders’ Equity (Deficit)	$12,729	$834	$(480)	$13,083

Schedule 3

Northwest Airlines Corporation

(Debtor-in-Possession)

for the month ended December 31, 2005

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Total Debtor			Northwest
	Companies	Total	Debtor to	Airlines
	Net of	Non-Debtor	Non-Debtor	Corporation
(Unaudited, in millions)	Eliminations	Companies	Eliminations	Consolidated
Cash Flows from Operating Activities
Net income (loss)	$(1,032)	$1	$(1)	$(1,032)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	50	2	—	52
Pension and other postretirement benefit contributions less than expense	60	—	—	60
Changes in certain assets and liabilities	(144)	69	—	(75)
Reorganization items	902	—	—	902
Other, net	59	(66)	1	(6)
Net cash provided by (used in) operating activities	(105)	6	—	(99)

Cash Flows from Reorganization Activities
Net cash provided by (used in) reorganization activities	(1)	—	—	(1)

Cash Flows from Investing Activities
Capital expenditures	(24)	—	—	(24)
Decrease (increase) in restricted cash, cash equivalents and short-term investments	(151)	1	—	(150)
Other, net	1	(1)	—	—
Net cash provided by (used in) investing activities	(174)	—	—	(174)

Cash Flows from Financing Activities
Payments of long-term debt and capital lease obligations	(43)	(7)	—	(50)
Net cash provided by (used in) financing activities	(43)	(7)	—	(50)

Increase (Decrease) in Cash and Cash Equivalents	(323)	(1)	—	(324)

Cash and cash equivalents at beginning of period	975	33	—	1,008
Cash and cash equivalents at end of period	$652	$32	$—	$684

Cash and cash equivalents and unrestricted short-term investments at end of period	$1,230	$32	$—	$1,262

Schedule 4

Northwest Airlines Corporation

(Debtor-in-Possession)

Schedule of Payments to Ordinary Course Professionals

for the month ended December 31, 2005

		Amount Due for			Amount Paid to
		Services Rendered for		Amount Due for	Firm for the
		the month ended		Services Rendered	month ended	Amount Paid to Firm
Ordinary Course Professional	Services Provided	December 31, 2005		Case to Date	December 31, 2005	Case to Date
A&S Associate	Auditing Services	$—		$—	$—	$—
Alan Tilles, Esq.	Legal Services	—		—	—	—
Alfredo Sanchez Navarro	Legal Services	—		—	—	—
Anagnostopoulos, Bazinas, Fifis	Legal Services	—		—	—	—
APA Law Office	Legal Services	—		—	—	—
ApplEcon, LLC	Consulting Services	—		—	—	—
Arvode	Salary Administration Services	—		6,000	—	—
Baker & Hostetler LLP	Legal Services	—		—	—	—
Baker & McKenzie	Legal Services	—		4,462	—	—
Baker Botts	Legal Services	23,420		28,329	—	971
Baker, Donelson, Bearman, Caldwell	Legal & Consulting Services	18,200		64,939	36,000	64,739
Barger & Wolen LLP	Legal Services	—		—	—	—
Barnes & Thornburg	Legal Services	—		155	155	155
Barrosa & Porciuncula Law Office	Legal Services	—		—	—	—
Barry Hirsch, Ph.D.	Labor Economist	—		—	—	—
Beck & Tysver	Legal Services	—		—	—	—
Bersenas Jacobsen Chouest	Legal Services	—		1,913	920	920
Bingham McCutchen LLP	Legal Services	600		1,986	586	586
Blank Rome LLP	Legal Services	—		—	—	—
Bonner & Borhart, LLP	Legal Services	15,143		57,578	31,592	42,436
Brief, Justice, Carmen & Kleiman	Legal Services	1,470		4,710	1,738	1,738
Briggs & Morgan	Legal Services	119,760	(1)	395,801	—	—
Bryan Cave Strategies	Consulting Services	25,000		88,508	25,174	63,508
Buchman Law Firm, LLP	Legal Services	—		733	—	554
Capitol Tax Partners	Tax & Consulting Services	15,000		53,000	15,000	53,000
Cathy Abernathy Consultants	Consulting Services	15,000		53,268	15,213	38,268
Cauthen Forbes & Williams	Consulting Services	5,000		17,667	5,000	12,667
Clark & Company	Legal Services	553		9,693	—	2,405
Clark & Knasel, P.C.	Legal Services	—		408	68	408
Condon & Forsyth LLP	Legal Services	6,000		10,195	—	—
Crowell & Moring	Legal Services	—		1,366	—	—
D L Rothberg & Associates, PC	Legal Services	3,846		3,846	—	—
Daugherty, Fowler, Peregrin & Haught	Legal Services	22,000		45,922	—	—
David Fernandez	Auditing Services	—		224	—	—
David Keltie Associates	Legal Services	—		—	—	—
Davis, Wright, Tremaine LLP	Legal Services	—		—	—	—
Deacons	Legal Services	—		—	—	—
Dechert LLP	Legal Services	—		—	—	—
Deloitte & Touche	Tax Advisory Services	425,000	(1)	582,000	—	—
Dharmniti Auditing Co., Ltd	Auditing Services	—		—	—	—
Dickinson, Wright PLLC	Legal Services	300		6,224	—	—
Domnern, Somgiat Boonma	Legal Services	—		—	—	—
Dr. Zanick - Park Nicollet	Medical Services	35,417		106,250	—	54,305
Drinker Biddle	Legal Services	—		—	—	—
Ducharme, McMillen & Associates	Consulting Services	—		—	—	—
Dudley Topper	Legal Services	—		44	—	—
Econ One	Consulting Services	—		—	—	—
Eric Johnson	Consulting Services	4,000		14,133	8,000	14,133
Erin Kelly	Legal Services	1,438		8,103	1,646	6,665
Farris, Mathews, Branan, Bobango, Hellen & Dunlap PLC	Legal Services	—		—	—	—
Fasken, Martineau, DuMoulin LLP	Legal Services	6,500		16,362	3,356	3,484
Fierce Isakowitz & Blalock	Consulting Services	20,417		61,310	20,417	61,310
Fisher & Phillips LLP	Legal Services	—		—	—	—
Foley Hoag LLP	Legal Services	—		4,193	3,108	3,108
Follosco Morallos & Herce	Tax Services	—		—	—	—
Ford & Harrison	Legal Services	—		—	—	—
Fredrikson & Byron	Legal Services	1,300		7,339	2,644	3,691
Fried, Frank, Harris, Shriver & Jacobson	Legal Services	—		—	—	—
Friedman, Suder & Cooke	Legal Services	—		7,500	—	—
Bernard Haberman	Tax Consultant	—		650	750	750
Fujikura Clinic	Medical Services	—		—	—	—
Gale Rubenstein	Legal Services	—		—	—	—
Goldfarb & Lipman	Legal Services	184		3,720	2,224	2,614

(1)       Amounts in excess of the Court ordered average $50,000 per month fee cap shall be subject to the prior approval of the Court in accordance with sections 330 and 331 of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, orders of this Court, and the Fee Guidelines promulgated by the Executive Office of the United States Trustee.

		Amount Due for			Amount Paid to
		Services Rendered for		Amount Due for	Firm for the
		the month ended		Services Rendered	month ended	Amount Paid to Firm
Ordinary Course Professional	Services Provided	December 31, 2005		Case to Date	December 31, 2005	Case to Date
Grant Thornton	Tax Planning	$—		$—	$—	$—
Greenberg Traurig, LLP	Legal Services	—		—	—	—
Halleland, Lewis, Nilan, Sipkins and	Legal Services	—		—	—	—
Johnson
Healthy Medicine Society	Medical Services	—		—	—	—
Hocker Rueb Doeleman	Legal Services	—		1,141	—	—
Honigman, Miller, Schwartz & Cohn	Tax Advisory Services	2,645		26,604	—	10,828

Hughes, Hubbard & Reed LLP	Legal Services	—		5,048	—	—
Inoue Public Relations, Inc.	Public Relations Consulting Services	8,998		29,070	18,172	29,070

Ion Global Hong Kong	Web Contents Services	—		—	—	—
ITA, LLC	Tax Advisory Services	—		—	—	—
Jackson & Kelly PLLC	Legal Services	2,020		3,201	—	286
Jackson, Lewis LLP	Legal Services	—		—	—	—
Jacob & Weingarten	Legal Services	1,863		3,549	540	540
James Ashe-Taylor	Legal Services	—		—	—	—
James Gillula, Ph.D.	Labor Economist	—		—	—	—
Jenkens & Gilchrist	Legal Services	—		312	—	—
Jessika Li-Juan Ko	Legal Services	—		4,284	—	386
Jockman Linguistic Services	Professional Translation Services	—		—	—	—
John Holden	Legal Services	4,388		15,689	1,650	11,301
John Trerotola	Consulting Services	6,590		20,218	6,660	13,628
Jorge de Regil	Legal Services	—		—	—	—
Kate Rios	Legal Services	3,027		14,009	11,489	11,489
Kaufman & Canoles	Legal Services	2,200		4,657	—	—
Kenney & Markowitz	Legal Services	600		600	—	—
Kiesewetter, Wise, Kaplan	Legal Services	100		231	78	78
Kilpatrick Stockton LLP	Legal Services	—		2,672	388	2,050
Kim & Chang	Legal & Labor Consulting Services	—		1,775	—	—
King & Spalding	Legal Services	65,000	(1)	195,691	—	—
Kirkland & Ellis LLP	Legal Services	5,000		17,375	10,331	10,331
KPMG	Tax Advisory Services	—		—	—	—
Larson Allen	Tax Advisory Services	—		25,098	—	—
LECG LLC	Consulting Services	131,666	(1)	460,825	—	—
Lee and Li	Legal Services	—		176	—	—
Leonard, Street and Deinard	Legal Services	4,205		17,528	108	910
Lommen Nelson Law Firm	Consulting/Training Services	—		500	500	500
Low Yeap Toh & Goon	Legal Services	—		—	—	—
Loyens & Loeff	Legal Services	—		2,052	—	—
Luis Arguelles	Accountant & Fiscal Advisor	—		—	—	—
Maria Elisa Ramirez	Professional Translation Services	—		—	—	—
Marr Hipp Jones & Wang, LLLP	Legal Services	500		1,953	650	650
Masaaki Hasegawa	Passenger Claim Consulting Services	—		—	—	—

Maxwell & Milder	Consulting Services	10,000		35,333	10,000	15,333
McKool Smith	Legal Services	—		1,137	1,137	1,137
Mercer	Human Resources Consulting	11,731		15,396	—	1,475
Michael L. Wachter, Ph.D.	Labor Economist	—		—	—	—
Miller, Canfield, Paddock & Stone	Legal Services	100		568	193	310
MindShare Japan	Advertising Media Planning	—		—	—	—
Morrison, Cohen, Singer	Legal Services	—		1,432	—	432
Muchmore Harrington Smalley	Consulting Services	—		—	—	—
Nagashima Ohno & Tsunematsu	Legal Services	38,222		131,814	—	—
New-Tech International	Trademark Services	—		3,715	—	—
Nielsen, Merksamer, Parrinello	Legal Services	—		—	—	—
Nixon Peabody LLP	Legal Services	—		—	—	—
Nutter, McClennen & Fish	Legal Services	100		1,866	218	218
Ogletree, Deakins, Nash, Smoak	Legal Services	8,260		13,357	3,922	4,019
Oglivy & Mather Japan	Advertising & Direct Marketing	—		—	—	—
O’Keefe Lyons & Hynes, LLC	Legal Services	—		—	—	—
O’Melveny & Myers LLP	Legal Services	56,400	(1)	64,808	—	—
ORC Worldwide	Human Resources Consulting Svc	—		—	—	—

(1)       Amounts in excess of the Court ordered average $50,000 per month fee cap shall be subject to the prior approval of the Court in accordance with sections 330 and 331 of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, orders of this Court, and the Fee Guidelines promulgated by the Executive Office of the United States Trustee.

		Amount Due for		Amount Paid to
		Services Rendered for	Amount Due for	Firm for the
		the month ended	Services Rendered	month ended	Amount Paid to Firm
Ordinary Course Professional	Services Provided	December 31, 2005	Case to Date	December 31, 2005	Case to Date
Orrick, Herrington & Sutcliffe, LLP	Legal Services	$—	$1,656	$—	$—
Osborn Maledon, P.A.	Legal Services	—	—	—	—
Patrick Mirandah Co.	Legal Services	—	—	—	—
Paula Forbes	Legal Services	2,324	10,769	1,813	6,835
Perkins Coie	Legal Services	—	—	—	—
Piper Rudnick LLP	Legal Services	28,703	111,957	51,670	54,713
Poblandor Bautista & Reyes	Legal Services	—	—	—	—
Preston, Gates & Ellis	Legal Services	—	—	—	—
PriceWaterhouseCoopers	Tax Advisory Services	—	—	—	—
Proskauer Rose LLP	Legal Services	—	3,526	695	695
Quarles & Brady LLP	Legal & Consulting Services	36,933	62,755	4,820	4,820
Quisumbing, Torres & Evangelista	Legal Services	—	1,043	—	—
Richard, Layton & Finger	Consulting Services	—	1,311	—	—
Riches, McKenzie & Herbert	Legal Services	—	179	—	—
Rinku Town Clinic	Medical Services	—	—	—	—
Robbins, Russell, Englert, Orseck	Legal Services	17,000	33,959	—	—
Robert Brodin	Consulting Services	40,000	141,333	61,333	141,333
Roberta Herbst	Tax Advisory Services	1,203	9,292	1,203	9,292
Ryan & Company	Tax Advisory Services	—	—	—	—
Samil Accounting Corp.	Accounting & Tax Advisory Svc	—	—	—	—
Samjong Accounting Corporation	Tax Services	—	—	—	—
Samsin HR Korea	Labor & Tax Advisory Services	—	—	—	—
Seer Consulting	Consulting Services	—	—	—	—
Sherman & Howard L.L.C.	Legal Services	—	589	589	589
Shook, Hardy & Bacon LLP	Legal Services	—	—	—	—
Shook Lin & Bok	Legal Services	—	—	—	—
Shumaker and Sieffert	Legal Services	6,461	8,308	—	—
Sidley, Austin, Brown & Wood LLP	Legal Services	3,149	10,308	—	—
Siegel Moses & Schoenstadt	Legal Services	—	—	—	—
SMC Investigations, LLC	Consulting Services	—	—	—	—
Smith & Williams	Legal Services	—	—	—	—
Steptoe & Johnson	Tax Planning Services	—	—	—	—
Stikeman Elliot LLP	Legal Services	—	—	—	—
Stinson, Morrison Hecker	Legal Services	—	—	—	—
Strategic Federal Affairs	Consulting Services	10,000	35,333	10,000	10,000
Sullivan & Baldick	Consulting Services	25,111	84,910	25,071	75,199
Sullivan & Cromwell	Legal Services	—	—	—	—
Sunrise Research	Consulting Services	1,000	7,200	—	—
Susman Godfrey	Legal Services	—	8,522	—	—
Sycip Gorres Velayo & Co.	Tax Services	—	—	—	—
Sycip Salazar Hernandez	Legal Services	—	5,755	—	—
Symphony Incorporations	Legal Services	—	181	—	—
The Capitol Group LLC	Consulting Services	2,000	7,067	—	—
TheMIGroup	Relocation Management Services	—	—	—	—
Theresa Schulz	Legal Services	—	6,983	3,098	5,075
Torkildson, Katz, Fonseca, Jaffe	Legal Services	—	—	—	—
Troutman Sanders LLP	Legal Services	23,334	80,164	—	—
Ushijima, Teramae & Wade Law	Legal Services	1,614	5,702	—	—
Van Mens & Wesselink	Legal Services	6,000	9,169	—	—
Vaughan & Murphy	Legal Services	—	—	—	—
Vaughn-Lee & Associates	Consulting/Training Services	1,372	3,940	3,433	3,940
Venable LLP	Legal Services	900	2,277	602	879
Vercruysse, Murray & Calzone	Legal Services	2,652	6,338	2,475	2,475
Vertex Tax Technology Enterprise	Tax Planning Services	5,000	8,500	—	—
Virtual Communications, Inc.	Web Contents Services	—	—	—	—
Ward & Olivo	Legal Services	4,000	38,283	13,730	13,730
White & Case	Legal Services	—	7,475	—	—
Wiggin & Nourie, P.A.	Legal Services	—	805	805	805
Wiley Rein & Fielding LLP	Legal Services	8,026	20,931	—	—
Winterbauer & Diamond PLLC	Legal Services	—	2,358	—	358
Yoshie Ogawa	Consulting Services	10,833	45,221	12,469	45,221
Zuckert, Scoutt & Rasenberger LLP	Legal Services	500	12,103	—	—

		$1,367,277	$3,588,415	$433,431	$923,345

(1)       Amounts in excess of the Court ordered average $50,000 per month fee cap shall be subject to the prior approval of the Court in accordance with sections 330 and 331 of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, orders of this Court, and the Fee Guidelines promulgated by the Executive Office of the United States Trustee.